Exhibit 99.1
Andeavor Logistics LP Reports Second-Quarter 2019 Results

•	Reported second-quarter net earnings of $160 million and EBITDA of $327 million; each were reduced by a $14 million non-cash, out of period revenue recognition adjustment

•	Reported net cash from operating activities of $264 million and DCF attributable to common unitholders of $249 million

•	MPLX closed its acquisition of Andeavor Logistics on July 30

FINDLAY, Ohio, August 1, 2019 - Andeavor Logistics LP today reported second-quarter 2019 net earnings of $160 million, compared with $132 million for the second quarter of 2018. Earnings before interest, taxes, depreciation and amortization (EBITDA) was $327 million, compared with $285 million in second-quarter 2018. Results in the second-quarter 2019 were reduced by a non-cash, out of period adjustment to reduce revenue recognized by $14 million for a crude oil gathering contract.

“This quarter included many milestones for Andeavor Logistics,” said Gary R. Heminger, chairman and chief executive officer. “Business performance was strong, with crude oil volumes across our system in the Permian continuing to exceed expectations. The Conan Crude Oil Gathering System has now reached 200,000 barrels per day and progresses our strategy of building an integrated crude oil logistics system in the Permian.”

Heminger continued, “With MPLX’s acquisition of ANDX, we now have a single midstream entity, which has the ability to high-grade commercial activities across our integrated crude oil and natural gas logistics systems.” In connection with the merger, Andeavor Logistics’ common units are no longer publicly traded. Andeavor Logistics plans to file a Quarterly Report on Form 10-Q with the SEC prior to the filing deadline.

Second-Quarter Results

	Three Months Ended June 30,		Six Months Ended June 30,
($ in millions)	2019	2018 (a)	2019	2018 (a)
Net Earnings	$160	$132	$317	$263
Segment Operating Income
Terminalling and Transportation	$146	$107	$298	$211
Gathering and Processing	59	69	122	146
Wholesale	12	11	17	15

EBITDA (b)	$327	$285	$646	$560
Segment EBITDA (b)
Terminalling and Transportation	$195	$151	$386	$294
Gathering and Processing	128	128	257	261
Wholesale	14	13	22	20

Net Cash From Operating Activities	$264	$281	$483	$547
Distributable Cash Flow Attributable to Common Unitholders (b)	$249	$214	$504	$413

(a)	Adjusted to include the historical results of the Predecessors. See “Items Impacting Comparability.”

(b)	For more information on EBITDA, Segment EBITDA, Distributable Cash Flow Attributable to Common Unitholders and Distribution Coverage Ratio, see “Non-GAAP Measures.”

About Andeavor Logistics LP
Andeavor Logistics LP is a fee-based, full-service, diversified midstream logistics company, with integrated assets across the western and mid-continent regions of the United States. Andeavor Logistics operates through three business segments: Terminalling and Transportation, Gathering and Processing and Wholesale. The Terminalling and Transportation segment consists of marine terminals, refined product truck terminals, rail terminals, dedicated storage facilities and transportation pipelines. The Gathering and Processing segment consists of crude oil gathering systems and pipelines as well as natural gas gathering pipelines, processing facilities and fractionation facilities. The Wholesale segment consists of a fee-based fuel wholesale business. Andeavor Logistics is a Delaware limited partnership owned entirely by MPLX LP (NYSE: MPLX) headquartered in Findlay, Ohio.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws regarding Andeavor Logistics LP. These forward-looking statements relate to, among other things, the acquisition of Andeavor Logistics by MPLX LP (MPLX) and include expectations, estimates and projections concerning the business and operations, financial priorities and strategic plans of the combined entity. These statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the company’s control and are difficult to predict. Andeavor Logistics has included in its Form 10-K for the year ended Dec. 31, 2018 and in its Forms 10-Q, cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law. Copies of Andeavor Logistics’ Form 10-K and Forms 10-Q are available on the SEC website, Andeavor Logistics’ website at http://ir.andeavorlogistics.com or by contacting Andeavor Logistics’ Investor Relations office.

Investor Relations Contact:
Kristina Kazarian (419) 421-2071

Media Contacts:
Hamish Banks (419) 421-2521
Jamal Kheiry (419) 421-3312

Non-GAAP Measures

As a supplement to our financial information presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), our management uses certain “non-GAAP” measures to analyze our results of operations, assess internal performance against budgeted and forecasted amounts and evaluate future impacts to our financial performance as a result of capital investments, acquisitions, divestitures and other strategic projects. These measures are important factors in assessing our operating results and profitability and include:

•	Financial non-GAAP measures:

◦	EBITDA - U.S. GAAP-based net earnings before interest, income taxes, and depreciation and amortization expense;

◦	Distributable Cash Flow - U.S. GAAP-based net cash flow from EBITDA adjusted for amounts spent on maintenance capital net of reimbursements and other adjustments;

◦	Pro forma LTM EBITDA - Last twelve months (“LTM”) of our EBITDA adjusted for pro forma contributions from acquisitions; and

◦	Segment EBITDA - A segment’s U.S. GAAP-based operating income before depreciation and amortization expense plus equity in earnings (loss) of equity method investments and other income (expense), net.

•	Liquidity non-GAAP measures:

◦
Distributable Cash Flow - U.S. GAAP-based net cash flow from operating activities adjusted for changes in working capital, amounts spent on maintenance capital net of reimbursements and other adjustments not expected to settle in cash;

◦	Distributable Cash Flow Attributable to Common Unitholders - Distributable Cash Flow minus distributions associated with the preferred units; and

◦	Leverage Ratio - Total debt divided by Pro forma LTM EBITDA.

We present these measures because we believe they may help investors, analysts, lenders and ratings agencies analyze our results of operations and liquidity in conjunction with our U.S. GAAP results, including but not limited to:

•	our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or financing methods;

•	the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

Management also uses these measures to assess internal performance, and we believe they may provide meaningful supplemental information to the users of our financial statements. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect net earnings, operating income and net cash from operating activities. These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. See “Reconciliation of Amounts Reported Under U.S. GAAP” and “Segment Reconciliation of Amounts Reported Under U.S. GAAP” for reconciliations between non-GAAP measures and their most directly comparable U.S. GAAP measures.

Items Impacting Comparability

Other than certain assets acquired from the 2018 Drop Down, our Predecessors did not record revenues with Andeavor and our Predecessors recorded general and administrative expenses and financed operations differently than the Partnership. On August 6, 2018, we completed the 2018 Drop Down for total consideration of $1.55 billion. As an entity under common control with Andeavor, who merged with and became a wholly-owned subsidiary of MPC effective October 1, 2018, we accounted for the transfers of businesses as if the transfer occurred at the beginning of the period, and prior periods are retrospectively adjusted to furnish comparative information. Accordingly, the accompanying results of operations have been retrospectively adjusted to include the historical results of the assets acquired prior to the effective date of the acquisition.

Andeavor Logistics LP
Results of Operations (Unaudited) (In millions, except per unit amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018 (a)	2019	2018 (a)
Revenues
Terminalling and Transportation	$297	$250	$590	$482
Gathering and Processing	284	301	605	600
Wholesale	23	25	45	42
Intersegment revenues	(3)	(7)	(9)	(9)
Total Revenues	601	569	1,231	1,115
Costs and Expenses
NGL expense (excluding items shown separately below)	33	45	92	93
Operating expenses (excluding depreciation and amortization)	237	221	476	422
Depreciation and amortization expenses	104	93	205	182
General and administrative expenses	18	29	38	60
Loss on asset disposals and impairments	2	1	2	1
Operating Income	207	180	418	357
Interest and financing costs, net	(63)	(60)	(124)	(115)
Equity in earnings of equity method investments	9	10	16	18
Other income, net	7	2	7	3
Net Earnings	$160	$132	$317	$263

Loss attributable to Predecessors	$—	$16	$—	$24
Net Earnings Attributable to Partners	160	148	317	287
Preferred unitholders’ interest in net earnings	(10)	(10)	(20)	(24)
Limited Partners’ Interest in Net Earnings	$150	$138	$297	$263

Net Earnings per Limited Partner Unit:
Common - basic	$0.65	$0.63	$1.29	$1.23
Common - diluted	$0.65	$0.63	$1.29	$1.23

Weighted Average Limited Partner Units Outstanding:
Common units - basic	245.6	217.2	245.6	217.2
Common units - diluted	245.7	217.3	245.7	217.3

Andeavor Logistics LP
Components of Cash Flows (Unaudited) (In millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018 (a)	2019	2018 (a)
Cash Flows From (Used In)
Net earnings	$160	$132	$317	$263
Depreciation and amortization expenses	104	93	205	182
Changes in assets and liabilities	(16)	51	(59)	89
Other operating activities	16	5	20	13
Operating Activities	264	281	483	547
Investing Activities	(146)	(424)	(265)	(748)
Financing Activities	(122)	160	(203)	170
Increase (Decrease) in Cash and Cash Equivalents	$(4)	$17	$15	$(31)

Andeavor Logistics LP
Selected Operating Segment Data (Unaudited) (In millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018 (a)	2019	2018 (a)
Earnings Before Income Taxes
Terminalling and Transportation	$146	$107	$298	$211
Gathering and Processing	59	69	122	146
Wholesale	12	11	17	15
Total Segment Operating Income	217	187	437	372
Unallocated general and administrative expenses	(10)	(7)	(19)	(15)
Operating Income	207	180	418	357
Interest and financing costs, net	(63)	(60)	(124)	(115)
Equity in earnings of equity method investments	9	10	16	18
Other income, net	7	2	7	3
Earnings Before Income Taxes	$160	$132	$317	$263
Depreciation and Amortization Expenses
Terminalling and Transportation	$38	$37	$74	$70
Gathering and Processing	64	54	126	107
Wholesale	2	2	5	5
Total Depreciation and Amortization Expenses	$104	$93	$205	$182
Segment EBITDA (c)
Terminalling and Transportation	$195	$151	$386	$294
Gathering and Processing	128	128	257	261
Wholesale	14	13	22	20
Total Segment EBITDA	$337	$292	$665	$575

(c)	See “Non-GAAP Reconciliations” section below for further information regarding this non-GAAP measure.

Andeavor Logistics LP
Selected Operating Segment Data (Unaudited) (In millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018 (a)	2019	2018 (a)
Terminalling and Transportation Segment
Revenues
Terminalling	$248	$209	$493	$408
Pipeline transportation	47	40	93	71
Other revenues	2	1	4	3
Total Revenues	297	250	590	482
Costs and Expenses
Operating expenses (excluding depreciation and amortization)	107	95	208	180
Depreciation and amortization expenses	38	37	74	70
General and administrative expenses	5	10	9	20
Loss on asset disposals and impairments	1	1	1	1
Terminalling and Transportation Segment Operating Income	$146	$107	$298	$211

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018 (a)	2019	2018 (a)
Gathering and Processing Segment
Revenues
NGL sales (e)	$94	$95	$216	$199
Gas gathering and processing	75	82	145	167
Crude oil and water gathering	79	80	176	155
Pass-thru and other	36	44	68	79
Total Revenues	284	301	605	600
Costs and Expenses
NGL expense (excluding items shown separately below)	33	45	92	93
Operating expenses (excluding depreciation and amortization)	124	122	255	230
Depreciation and amortization expenses	64	54	126	107
General and administrative expenses	3	11	9	24
Loss on asset disposals and impairments	1	—	1	—
Gathering and Processing Segment Operating Income	$59	$69	$122	$146

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Wholesale Segment
Revenues
Fuel sales	$17	$15	$29	$24
Other wholesale	6	10	16	18
Total Revenues	23	25	45	42
Costs and Expenses
Operating expenses (excluding depreciation and amortization)	9	11	22	21
Depreciation and amortization expenses	2	2	5	5
General and administrative expenses	—	1	1	1
Wholesale Operating Income	$12	$11	$17	15

Non-GAAP Reconciliations

Andeavor Logistics LP
Reconciliation of Amounts Reported Under U.S. GAAP (Unaudited) (In millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018 (a)	2019	2018 (a)
Reconciliation of Net Earnings to EBITDA
Net earnings	$160	$132	$317	$263
Depreciation and amortization expenses	104	93	205	182
Interest and financing costs, net of capitalized interest	63	60	124	115
EBITDA	327	285	646	560
Predecessor impact	—	9	—	11
Maintenance capital expenditures (d)	(44)	(22)	(73)	(44)
Reimbursement for maintenance capital expenditures (d)	21	6	36	12
Changes in deferred revenue (e)	14	(2)	15	(5)
Loss on asset disposals and impairments	2	1	2	1
Interest and financing costs, net	(63)	(60)	(124)	(115)
Amortized debt costs	3	2	5	5
Adjustments for equity method investments	3	5	10	8
Other (f)	(4)	—	7	—
Distributable Cash Flow	259	224	524	433
Less: Preferred unit distributions (g)	(10)	(10)	(20)	(20)
Distributable Cash Flow Attributable to Common Unitholders	$249	$214	$504	$413

(d)
We adjust our reconciliation of distributable cash flows for maintenance capital expenditures, tank restoration costs and expenditures required to ensure the safety, reliability, integrity and regulatory compliance of our assets with an offset for any reimbursements received for such expenditures.

(e)
Included in changes in deferred revenue are adjustments to remove the impact of the adoption of the new revenue recognition accounting standard on January 1, 2018 as well as the impact from the timing of recognition with certain of our contracts that contain minimum volume commitment with clawback provisions.

(f)	Other includes transaction costs related to recent acquisitions, non-cash legal reserves and unit-based compensation expense.

(g)
Represents the cash distributions earned by the Preferred Units for the three and six months ended June 30, 2019 and 2018 assuming a distribution is declared by the Board, however, we did not declare a distribution for the first half of 2019 due to the MPLX Merger. Cash distributions to be paid to holders of the Preferred Units are not available to common unitholders.

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018 (a)	2019	2018 (a)
Reconciliation of Net Cash from Operating Activities to Distributable Cash Flow
Net cash from operating activities	$264	$281	$483	$547
Changes in assets and liabilities	16	(51)	59	(89)
Predecessors impact	—	9	—	11
Maintenance capital expenditures (d)	(44)	(22)	(73)	(44)
Reimbursement for maintenance capital expenditures (d)	21	6	36	12
Changes in deferred revenue (e)	14	(2)	15	(5)
Adjustments for equity method investments	(7)	4	—	3
Other (h)	(5)	(1)	4	(2)
Distributable Cash Flow	259	224	524	433
Less: Preferred unit distributions (g)	(10)	(10)	(20)	(20)
Distributable Cash Flow Attributable to Common Unitholders	$249	$214	$504	$413

(h)	Other includes transaction costs related to recent acquisitions and non-cash legal reserves.

Andeavor Logistics LP
Segment Reconciliation of Amounts Reported Under U.S. GAAP (Unaudited) (In millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018 (a)	2019	2018 (a)
Reconciliation of Segment Operating Income to Segment EBITDA
Terminalling and Transportation segment operating income	$146	$107	$298	$211
Depreciation and amortization expenses	38	37	74	70
Equity in earnings of equity method investments	4	5	7	10
Other income, net	7	2	7	3
Terminalling and Transportation Segment EBITDA	$195	$151	$386	$294

Gathering and Processing segment operating income	$59	$69	$122	$146
Depreciation and amortization expenses	64	54	126	107
Equity in earnings of equity method investments	5	5	9	8
Gathering and Processing Segment EBITDA	$128	$128	$257	$261

Wholesale segment operating income	$12	$11	$17	$15
Depreciation and amortization expenses	2	2	5	5
Wholesale Segment EBITDA	$14	$13	$22	$20

Andeavor Logistics LP
Reconciliation of EBITDA to Amounts Under U.S. GAAP (Unaudited) (In millions)

	Three Months Ended
	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	Trailing Four Quarters
Net Earnings	$166	$171	$157	$160	$654
Add: Depreciation and amortization expense	85	101	101	104	391
Add: Interest and financing costs, net	57	61	61	63	242
EBITDA	$308	$333	$319	$327	1,287
Add: Pro forma adjustment for acquisitions					19
Pro forma LTM EBITDA					$1,306

June 30, 2019
Total debt	$5,263
Pro forma LTM EBITDA	1,306
Leverage ratio	4.0x